Inventories	12 Months Ended
Dec. 31, 2022
Inventories [abstract]
Inventories

NOTE 13: Inventories

Thousands of $ For the years ended December 31	2022	2021
Raw materials and consumables	2,327	1,911
Total Inventories	2,327	1,911

Inventories are recognized at the lower of cost or net realizable value. Inventories recognized as an expense during the year ended December 31, 2022, amounted to $3.6 million (2021: $3.2 million; 2020: $3.0 million). These were included in cost of sales and services.